AMENDMENT TO STOCK PURCHASE AGREEMENT

      THIS AMENDMENT TO STOCK PURCHASE AGREEMENT dated September 20,1996 is made as of this 26th day of November, 1996 by and among Troy H. Lowrie ("Seller"); Red River Concepts, Inc. a Delaware corporation, and/or its designees consisting of Roger D. and Davina S. Lockhart, John W. Ritter, Connie Simon, Davina S. Lockhart and Donna Murray-Muenzler (collectively the "Purchaser"); Western Country Clubs, Inc., a Colorado corporation ("WCCI"), and, C.H. Financial Corporation, an Oklahoma corporation ("CHFC").

         WHEREAS, Seller, Purchaser and WCCI entered into a Stock Purchase Agreement dated September 20, 1996 (the "Agreement") pursuant to which Purchaser contracted to purchase from Seller 1,300,000 shares of common stock, $.01 par value (the "Shares"), of WCCI, upon the terms and subject to the conditions therein set forth a copy of which is attached hereto; and,

         WHEREAS, the Second Closing of the Third Shares (as defined in the Agreement) did not occur as required on or before November 15, 1996 because Purchaser did not purchase said shares; and,

         WHEREAS, Purchaser, CHFC and Seller desire to extend the Second Closing in accordance with the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties and agreements herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. ARTICLE I, Section 1.01 (b) Second Closing. of the Agreement is amended as follows:

                 (b) Second Closing. At the second closing (the "Second Closing"), Seller shall sell and transfer to Purchaser and CHFC and Purchaser and CHFC shall purchase from Seller three hundred thousand (300,000) Shares (the "Third Shares") at $1.00 per share or $300,000 payable in cash together with interest at the rate of ten percent (10%) per annum from November 15, 1996 to the occurrence of the Second Closing. The Second Closing shall take place at the office of Brenman Key & Bromberg, P.C., 1775 Sherman Street, Suite 1001, Denver, Colorado 80203 on or before February 15, 1997. At the Second Closing, the Purchaser and/or CHFC shall deliver to Seller $300,000 for the Third Shares in immediately available federal funds by wire transfer or by cashier's check, and Seller shall deliver to Purchaser and CHFC a stock certificate(s) representing the Third Shares, duly endorsed for transfer. The obligation of Purchaser and CHFC to purchase the Third Shares is joint and several.

         2. All of the remaining provisions of the Agreement are hereby restated with respect to CHFC as a Purchaser under the Agreement including, but not limited to, Article III Representations and Warranties of the Purchaser and
Article IV Conditions to Seller's Obligations.

         3. CHFC shall execute and deliver to Seller the Guaranty attached hereto as Exhibit A and made a part hereof.

         4. Purchaser and CHFC hereby acknowledge that neither has any claim to assert against Seller for not purchasing the Third Shares.

         5. Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be delivered by personal delivery, by overnight courier or by registered or certified mail, postage prepaid, to the parties as set forth in the Agreement and to CHFC as follows:

                 C.H. Financial Corporation
                 1601 NW Expressway, Suite 1910
                 Oklahoma City, OK 73118
                 Attention: Joe R. Love, President
                 with a copy to:
                 John Hudson, Attorney
                 1601 NW Expressway, Suite 1910
                 Oklahoma City, OK 73118

All notices shall be effective upon delivery. Rejection or other refusal to accept delivery of notice or the inability to deliver because of change of address as to which no notice was given hereunder shall be deemed to be receipt of the notice sent.






         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

RED RIVER CONCEPTS, INC.

By:/s/ James E. Blacketer                             /s/ Troy H. Lowrie
   -----------------------------------------------   -------------------------
   James E. Blacketer, President                     Troy H. Lowrie

WESTERN COUNTRY CLUBS, INC.

By:/s/ James E. Blacketer
   -----------------------------------------------
   James E. Blacketer, President

Designees:

   ------------------------------------------------
   Roger D. and Davina S. Lockhart, JTWROS

   ------------------------------------------------
   John W. Ritter

   ------------------------------------------------
   Connie Simon for Hanifen, Imhoff, Custodian for IRA/SEP for the Benefit of Roger D. Lockhart

   ------------------------------------------------
   Davina S. Lockhart
   /s/ Donna Murray-Muenzler
   ------------------------------------------------
   Donna Murray-Muenzler

C.H. FINANCIAL CORPORATION

By:/s/ Joe R. Love
   ---------------------------------------------